DEDICATED TO VALUE CREATION REITworld: 2019 Annual Conference November 12 – 14, 2019

POISED FOR GROWTH Our vast industry knowledge, experienced executive team and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to shareholders. November 12 - 14, 2019 REITworld: 2019 Annual Conference 2

STRATEGY “THE STRONG SABRA YOU SEE TODAY IS THE PRODUCT OF CREATIVE AND TIMELY EXECUTION OF OUR STRATEGY.” – Rick Matros, Chief Executive Officer November 12 - 14, 2019 REITworld: 2019 Annual Conference 3

STRATEGY WE’VE BEEN OPPORTUNISTICALLY EXECUTING OUR STRATEGY POST MERGER, AND IT SHOWS ENTERPRISE VALUE 1 SNF CONCENTRATION 2 OPERATOR RELATIONSHIPS 1 $2.6B vs $7.3B 74% vs 61% 34 vs 69 (1) Pre CCP merger reported as 6/30/2017 compared to 9/30/2019. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 11/7/2019. (2) Post CCP merger reported as 9/30/2017 compared to 9/30/2019. November 12 - 14, 2019 REITworld: 2019 Annual Conference 4

STRATEGY OUR POST MERGER STRATEGY—FOCUSED, FORWARD- THINKING AND DELIBERATE WHAT WE PROMISED WHAT WE DELIVERED Fortify Balance Sheet and Improve • Achieved investment-grade ratings on our unsecured notes from Fitch and S&P 1 Access to Capital • Improved fixed charge coverage from 3.16x as of 6/30/17 to 4.72x as of 9/30/19 • Lowered cost of permanent debt from 4.55% as of 6/30/17 to 3.91% as of 9/30/19, despite LIBOR increasing 79 basis points during that time, and further lowering it to 3.81% after giving effect to our October 2019 bond issuance. Diversify and Strengthen Portfolio • Meaningfully reduced top 5 relationship concentration from 69% as of 6/30/17 to 39% as of 9/30/19, with no relationship34 representingvs 72 more than 10% of the portfolio (based on Annualized Cash NOI) • Focused on portfolio optimization in 2018/2019 • Addressed weaker leases: Genesis, Holiday, Signature and Senior Care Centers • Our stronger SNF operator base is well positioned to capitalize on the new reimbursement model • Grew our profitable Senior Housing - Managed portfolio with our investment in Enlivant Improve Operating Efficiencies • Realized synergies from growing scale and reduced G&A as a percentage of cash NOI from 6.6% as of 6/30/17 to 4.2% as of 9/30/19 • Launched a proprietary information technology system • Provided free access to PointRight business intelligence tools to all SNF operators (1) Cost of permanent debt and fixed charge coverage as of 9/30/2019. Cost of permanent debt includes our share of the unconsolidated joint venture debt and excludes revolving credit facility balance which had an interest rate of 3.17% as of 9/30/2019. November 12 - 14, 2019 REITworld: 2019 Annual Conference 5

STRATEGY BUILDING A RESILIENT AND AGILE REIT Investment . Invest in high-quality, strong-performing senior housing and SNF portfolios . Relationship diversification . Geographic diversification (investments in 44 states and Canada) . Grow private-pay through investments in high-quality managed senior housing . Develop purpose-built senior housing Finance . Maintain a fortress balance sheet . Maintain sustainable dividend policy Operations . Encourage the sharing of best practices among tenants . Provide industry-leading business intelligence tools November 12 - 14, 2019 REITworld: 2019 Annual Conference 6

STRATEGY IN ACTION “WHEN IT COMES TO EXECUTING OUR STRATEGY, WE DO WHAT WE SAY WE ARE GOING TO DO.” – Talya Nevo-Hacohen, Chief Investment Officer November 12 - 14, 2019 REITworld: 2019 Annual Conference 7

STRATEGY IN ACTION 2019 GUIDANCE 1 Diluted per share data attributable to common stockholders Net Income $0.24 - $0.32 FFO $2.02 - $2.10 Normalized FFO $1.86 - $1.94 AFFO $2.00 - $2.08 Normalized AFFO $1.81 - $1.89 Annualized dividend per share $1.80 Senior Housing - Managed Portfolio Same Store Cash NOI Growth Expectations Wholly-owned 3.0% - 6.0% Unconsolidated Joint Venture 6.0% - 12.0% Other Items (in millions) Total interest expense for the fourth quarter of 2019 $27.5 Capital expenditures for the fourth quarter fo 2019 (Senior Housing - Managed and non-yielding NNN) $4.9 Investments Investments for the fourth quarter of 2019, primarily related to our propriety development pipeline, are expected to total $56 million with an average initial cash yield of 6.5%, with the majority expected to be completed at the end of the fourth quarter. Dispositions and paydowns of the Company’s loans receivable and preferred equity investments in the fourth quarter of 2019 are expected to total $16 million with associated annualized Cash NOI of $0.7 million. Reduction of Net Debt to EBITDA (including unconsolidated joint venture) to below 5.50x (below 5.0x excluding our unconsolidated joint venture) by 12/31/19. De-levering impacts earnings between $0.05 - $0.08 per share. (1) Information is based on the guidance provided on February 24, 2019, which was updated and reaffirmed on October 30, 2019 and which is not being updated or confirmed as of the date of this presentation. Please see our earnings release dated October 30, 2019 for additional updates to the 2019 guidance. November 12 - 14, 2019 REITworld: 2019 Annual Conference 8

STRATEGY IN ACTION STRENGTHENED BALANCE SHEET BY REDUCING LEVERAGE Lowered cost of PERMANENT DEBT by 36 basis points to 3.91% 34 vs 72 Reduced NET DEBT TO ADJUSTED EBITDA ratio (including our unconsolidated joint venture) from 6.12x to 5.70x (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 5/7/2018. DECEMBER 31, 2018 vs SEPTEMBER 30, 2019 (2) As of 3/31/2018. Includes investments in properties held in unconsolidated joint ventures. November 12 - 14, 2019 REITworld: 2019 Annual Conference 9

STRATEGY IN ACTION SIGNIFICANTLY IMPROVED CREDIT METRICS INTEREST COVERAGE FIXED CHARGE COVERAGE TOTAL DEBT/ASSET VALUE + 0.83x to 4.97x + 1.02x to 4.72x IMPROVED 11% DECEMBER 31, 2018 vs SEPTEMBER 30, 2019 November 12 - 14, 2019 REITworld: 2019 Annual Conference 10

STRATEGY IN ACTION CREATING OPERATING EFFICIENCIES PROPRIETARY INFORMATION TECHNOLOGY SYSTEM . Supports the efficient and accurate collection of tenant, financial, asset management and acquisitions information. . Furthers our ability to drive value to shareholders by enabling our team to remain lean, yet effective. November 12 - 14, 2019 REITworld: 2019 Annual Conference 11

STRATEGY IN ACTION 2019 OPERATOR CONFERENCE GATHERLEARN SHARE November 12 - 14, 2019 REITworld: 2019 Annual Conference 12

STRATEGY IN ACTION “THANK YOU FOR THE EXCEPTIONAL CONFERENCE. THE SPEAKERS WERE GREAT, AND I CAME BACK WITH A LOT OF IDEAS THAT WILL IMPROVE OUR REIMBURSEMENT, OPERATIONS AND CULTURE.” - Stephen Silver, Managing Member, Cadia Healthcare November 12 - 14, 2019 REITworld: 2019 Annual Conference 13

INVESTMENT THESIS “WE HAVE THE SKILLS AND ACCESS TO CAPITAL TO TAKE ON DEALS OF ANY SIZE, BUT MORE IMPORTANT, WE ARE NOT AFRAID TO STEP OUTSIDE THE PROVERBIAL BOX. WE CREATIVELY SOURCE, STRUCTURE AND FINANCE DEALS.” – Talya Nevo-Hacohen, Chief Investment Officer November 12 - 14, 2019 REITworld: 2019 Annual Conference 14

INVESTMENT THESIS FOCUSED STRATEGY, CREATIVE EXECUTION, CONSISTENT GROWTH Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Partner Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. November 12 - 14, 2019 REITworld: 2019 Annual Conference 15

PORTFOLIO “WE CONTINUE TO REFINE OUR PORTFOLIO TO SUPPORT THE CHANGING NEEDS OF PATIENTS. THE REAL ESTATE IS IMPORTANT, BUT IT'S WHAT GOES ON INSIDE THAT REALLY MATTERS.” – Peter Nyland, Executive Vice President Asset Management November 12 - 14, 2019 REITworld: 2019 Annual Conference 16

PORTFOLIO SUPERIOR RETURNS START WITH A STRONG PORTFOLIO AS OF SEPTEMBER 30, 2019 SNF/TC SH - Leased SH – Managed 2 Hosp/Oth. 82% 86% 89% 72% 634 Investments1 Average Occupancy Percentage 69 39 % Relationships 1 Skilled Mix1 SNF/TC/Hosp/Oth. SH - Leased 8 2.01x 1.25x Years Wtd. Avg. Remaining Rent Coverage1,3 Lease Term (1) Includes investment in properties held in an unconsolidated joint venture. (2) Excludes unconsolidated joint venture. Occupancy Percentage for our unconsolidated joint venture Senior Housing – Managed portfolio is 81% as of 9/30/2019. (3) Rent coverages based on EBITDARM coverage include only facilities owned by the Company as of the end of the period presented for the duration that such facilities were classified as Stabilized Facilities. November 12 - 14, 2019 REITworld: 2019 Annual Conference 17

PORTFOLIO PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO COMPLETED AND PLANNED PROJECTS PROJECTS CURRENT TOTAL INVESTMENT 25 $294M EXPECTED REAL EXPECTED INITIAL CASH ESTATE VALUE 1 YIELD ON RENTS $483M 7.5% (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights as of 9/30/2019. November 12 - 14, 2019 REITworld: 2019 Annual Conference 18

PORTFOLIO EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS Senior Housing Managed 17% Asset Mix 1 Crafted portfolio of high- Senior Housing quality and diverse Leased facilities passionate about 10% care. Specialty Hospitals Skilled Nursing / and Other Transitional Care 10% 61% Interest and Other Income 2% (1) Based on Annualized Cash NOI as of 9/30/2019. See the appendix to this presentation for the definition of Annualized Cash NOI. November 12 - 14, 2019 REITworld: 2019 Annual Conference 19

HIGH QUALITY OF CARE STRONG PERFORMANCE November 12 - 14, 2019 REITworld: 2019 Annual Conference 20

OPERATORS OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Partner With Operators Who Are: . Highly engaged . Nimble . Regional experts . In markets with favorable demographics . Well positioned for the future of health care delivery November 12 - 14, 2019 REITworld: 2019 Annual Conference 21

OPERATORS WE SUPPORT OUR OPERATORS We Invest in Our Mutual Success: . Redevelopment . Expansion . Strategic development . Flexible equity and debt capital solutions November 12 - 14, 2019 REITworld: 2019 Annual Conference 22

OPERATORS

"SABRA UNDERSTANDS THE CHALLENGES OF OPERATING FACILITIES AND SHOWED IT BY PROVIDING DINNER TO OUR TEAM MEMBERS IMPACTED BY HURRICANE FLORENCE…THIS GESTURE REINFORCED THE MESSAGE THAT THIS IS A GREAT, NEW PARTNERSHIP AND THAT SABRA APPRECIATES OUR TEAM MEMBERS."

- Jack R. Callison, Jr., Chief Executive Officer
  Enlivant



SABRA | November 12 - 14, 2019 | REITworld: 2019 Annual Conference | 23

OPERATORS DRIVING PERFORMANCE WITH FREE ACCESS TO INDUSTRY-LEADING BUSINESS INTELLIGENCE TOOLS November 12 - 14, 2019 REITworld: 2019 Annual Conference 24

OPERATORS POINTRIGHT PROGRAM FOR SNF TENANTS Data Integrity Audit Real-time MDS verification analyzes the accuracy of the Minimum Data Set (MDS) assessment prior to CMS submission. Each MDS is checked for logical and clinical coding accuracy, with recommended actions when inaccurate, incomplete, or inconsistent information is identified. Helpful alerts identify quality measure triggers and reimbursement items for compliance monitoring. PointRight® Pro 30® Rehospitalization PointRight® Pro 30® is the only all-cause, risk adjusted rehospitalization measure validated by Brown University, adopted by the American Health Care Association, and endorsed by the National Quality Forum (NQF #2375). Includes All-Payer and Medicare as well as clinical cohort-specific rates, with trending and drill-down capability to evaluate resident-level rehospitalization information. Five-Star FastTrack® Interactive monitoring and management of CMS Five-Star Quality Rating performance in each of the domains: Health Inspection, Quality Measures, and Staffing. A “What if” feature facilitates setting of targets and future planning. November 12 - 14, 2019 REITworld: 2019 Annual Conference 25

OPERATORS DIVERSE OPERATOR BASE, PASSIONATE ABOUT CARE Relationship Concentration 1 Enlivant 10% Avamere By diversifying our tenant 8% concentration, we’ve curated a portfolio North American equipped to perform in 7% today’s dynamic health care market. Signature Healthcare 7% Other 61% Cadia 7% (1) Based on Annualized Cash NOI as of 9/30/2019. See the appendix to this presentation for the definition of Annualized Cash NOI. November 12 - 14, 2019 REITworld: 2019 Annual Conference 26

LEADERSHIP “WHEN WE PUT OUR MINDS TO SOMETHING, WE GET IT DONE.” – Rick Matros, Chief Executive Officer November 12 - 14, 2019 REITworld: 2019 Annual Conference 27

OUR APPROACH IS AS UNIQUE AS OUR LEADERSHIP TEAM . Entrepreneurial . Operational expertise Harold Andrews, Jr. Chief Financial Officer . Fresh thinking Rick Matros Chairman of the Board and . Lean organizational structure Chief Executive Officer Talya Nevo-Hacohen Chief Investment Officer November 12 - 14, 2019 REITworld: 2019 Annual Conference 28

PERFORMANCE “WE CONSISTENTLY DELIVER VALUE TO OUR STOCKHOLDERS WHILE MAINTAINING A STRONG BALANCE SHEET.” – Harold Andrews, Jr., Chief Financial Officer November 12 - 14, 2019 REITworld: 2019 Annual Conference 29

PERFORMANCE FORTIFIED BALANCE SHEET WITH FOCUS ON LOWERING LEVERAGE AND ENHANCING LIQUIDITY . Investment-grade balance sheet 1: BBB- / BBB- / Ba1 . Primarily fixed rate (77.4%), unsecured borrowings 2 . Cost of permanent debt is 3.91% 3 . Well-laddered maturity schedule . More than $820 million of available liquidity 4 (1) Ratings are for the Company’s unsecured notes. (2) As of 9/30/2019. Includes variable rate debt swapped to fixed and excludes borrowing under our revolving credit facility. Total debt includes our share of the unconsolidated joint venture debt. (3) Cost of permanent debt as of 9/30/2019 includes our share of the unconsolidated joint venture debt and excludes revolving credit facility balance which had an interest rate of 3.17% as of 9/30/2019. (4) Liquidity as of 9/30/2019 consisted of unrestricted cash and cash equivalents of $29.4 million, and available borrowings under our revolving credit facility of $800.0 million. November 12 - 14, 2019 REITworld: 2019 Annual Conference 30

PERFORMANCE BALANCED CAPITAL STRUCTURE Capital Structure 1 Our diverse menu of capital Common Equity Value options ensures that we 60% have ready access to low- Unsecured Debt cost capital to fund our 33% growth. ENTERPRISE VALUE Our Credit Facility, which includes a $1.0 billion Revolving Credit Facility (with available borrowings of $800 $7.3B million), contains an accordion feature that can increase the total available borrowings to $2.5 billion (up from $2.1 billion plus CAD Secured Debt 7% $125.0 million today). On October 7, 2019, we issued $350.0 million of 3.90% senior unsecured notes due 2029. The net proceeds were used to redeem all $200.0 million of our outstanding 5.375% senior unsecured notes due 2023 and repay amounts outstanding under our revolving credit facility. (1) As of 9/30/2019. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Common equity value estimated using outstanding common stock of 193.7 million shares and Sabra’s closing price of $22.56 as of 11/7/2019. November 12 - 14, 2019 REITworld: 2019 Annual Conference 31

PERFORMANCE

STRONG INVESTMENT GRADE CREDIT METRICS [1]

	SABRA 3Q19	INVESTMENT GRADE PEERS MEDIAN [2]
LTM Net Debt to Adjusted EBITDA	5.25x [3]	5.86x
LTM Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint Venture	5.70x [3]	5.88x
Interest Coverage Ratio	4.97x	4.19x
Debt as a % of Asset Value	38%	41%
Secured Debt as a % of Asset Value	2%	5%

(1) Credit metrics (except net debt to adjusted EBITDA) are calculated in accordance with the credit agreement relating to our revolving credit facility and the indentures relating to our unsecured senior notes.
(2) Investment Grade Peers consists of PEAK, WELL, VTR and OHI, except with respect to the Net Debt to EBITDA – Incl. Unconsolidated Joint Venture metric, for which the available data is with respect to PEAK and VTR. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra's metrics.
(3) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See "Reconciliations of Non-GAAP Financial Measures" on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information.

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PERFORMANCE

FAVORABLE PROFILE WITH STAGGERED MATURITIES

DEBT MATURITY PROFILE AT DECEMBER 31, 2018

(dollars in millions)


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$3
$207
200
$1,156
376
624
18
13
500
$1,001
992
$210
200
$10
$192
189
$585
81
500
$174
70
100
$72
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+
Available Line of Credit
Line of Credit
Mortgage Debt / Secured Debt
Sabra's Share of Uncons. JV Debt
Term Loans
Unsecured Bonds

PRO FORMA DEBT MATURITY PROFILE AT SEPTEMBER 30, 2019[1]


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1
$7
$31
$259
250
$410
950
50
350
$904
594
300
$192
189
$585
81
500
$174
70
100
$422
72
350
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+
Available Line of Credit
Line of Credit 3
Mortgage Debt / Secured Debt
Sabra's Share of Uncons. JV Debt
Term Loans 2
Unsecured Bonds

(1) Pro forma to give effect to the October 7, 2019 issuance of $350.0 million of 3.90% senior unsecured notes due 2029 and the use of the net proceeds therefrom to redeem $200.0 million of 5.375% senior unsecured notes due 2023 and repay amounts outstanding under the revolving credit facility.

(2) Term loans are pre-payable at par.

(3) Revolving Credit Facility is subject to two six-month extension options.

SABRA

November 12 - 14, 2019

REITworld: 2019 Annual Conference

33

PERFORMANCE ATTRACTIVE RELATIVE VALUATION 2019 FFO Multiples 1 Dividend Yield 10.0% 22.0x 19.0x 8.0% 17.7x 8.0% 15.6x 15.8x 6.5% 16.5x 14.7x 14.8x 6.0% 5.2% 4.7% 4.8% 12.0x 4.2% 4.4% 11.0x 4.0% 5.5x 2.0% 0.0% 0.0x SBRA CTRE PEAK Big 2 LTC NHI OHI SBRA OHI NHI LTC CTRE Big 2 PEAK 2 Average Average2 3 Premium / Discount to Consensus NAV Portfolio Composition (% Annualized Cash NOI)3% 80.0% 100% 12% 6% 5% 70.0% 80% 37% 27% 60.0% 53.9% 58% 69% 50.0% 60% 61% 5% 40.0% 82% 29.0% 27.6% 28.0% 40% 30.0% 22.5% 25.0% 68% 20.0% 16.1% 58% 20% 41% 10.0% 27% 31% 12% 0.0% 0% 4 SBRA PEAK Big 2 LTC CTRE NHI OHI SBRA OHI PEAK LTC Big 2 NHI 2 Average Average2 Senior Housing Skilled Nursing Other Sources: SNL Financial as of 11/7/2019, unless otherwise noted. (1) 2019 FFO multiple is calculated as stock price as of 11/7/2019 divided by annualized Q3 2019 FFO, unless otherwise stated. (2) Big 2 average consists of WELL and VTR. (3) Represents latest available concentration for peers from company filings as of 11/7/2019; no data available for CTRE. (4) Based on Annualized Cash NOI for the quarter ended 9/30/2019. See the appendix to this presentation for the definition of Annualized Cash NOI. November 12 - 14, 2019 REITworld: 2019 Annual Conference 34

PERFORMANCE WELL-POSITIONED PORTFOLIO SNF CONCENTRATION 1 TOP FIVE RELATIONSHIP SNF RENT COVERAGE 1,3 CONCENTRATION 1 82% 2.80x 68% 67% 2.37x 61% 54% 58% 1.83x 1.73x 1.66x 39% 37% 27% 2 2 4 SBRA NHI LTC OHI SBRA OHI LTC CTRE NHI SBRA OHI LTC CTRE NHI (1) Represents latest available concentration and coverage for peers as of 11/7/2019; no data available for CTRE. (2) Based on Annualized Cash NOI as of 9/30/2019 for real estate investments, investments in loans receivable and other investments, and investment in unconsolidated joint venture. See the appendix to this presentation for the definition of Annualized Cash NOI. (3) Represents SNF EBITDARM coverage for LTC and NHI; total portfolio EBITDARM coverage for OHI and CTRE. (4) See appendix to this presentation for the definition of EBITDARM Coverage. November 12 - 14, 2019 REITworld: 2019 Annual Conference 35

APPENDIX November 12 - 14, 2019 REITworld: 2019 Annual Conference 36

APPENDIX DEFINITIONS Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as annual revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis and one legacy CCP tenant), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre-stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) but in no event beyond 24 months after the date of classification as pre- stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being sold pursuant to the Company's CCP portfolio repositioning, (iv) facilities being transitioned to a new operator, (v) facilities being transitioned from leased by the Company to being operated by the Company and (vi) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this report can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. November 12 - 14, 2019 REITworld: 2019 Annual Conference 37

APPENDIX FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on the operating success of our tenants; the potential variability of our reported rental and related revenues following the adoption of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs (“Topic 842”) on January 1, 2019; operational risks with respect to our Senior Housing -Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the potential phasing out of the London Interbank Offered Rate (“LIBOR”) benchmark after 2021; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”); changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018 and Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDARM coverage and occupancy percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. November 12 - 14, 2019 REITworld: 2019 Annual Conference 38